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                                                                    Exhibit 16b

                     WASATCH HOISINGTON U.S. TREASURY FUND


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATION
               -------------------------------------------------

FOR THE ONE YEAR PERIOD ENDED SEPTEMBER 30, 1997

TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL VALUE) -1

     Total return = 13.2%

             13.2% = (23,612/20,852) -1

FOR THE THREE YEAR PERIOD ENDED SEPTEMBER 30, 1997

CUMULATIVE TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT) -1


     Cumulative total return = 30.6%

             30.6% = (23,612/18,078) -1
                                                   1/n
TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL VALUE)       -1

     Total return = 9.3%
                                    1/3
             9.3% = (23,612/18,078)       -1

FOR THE FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1997

CUMULATIVE TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT) -1


     Cumulative total return = 37.6%

             37.6% = (23,612/17,158) -1
                                                   1/n
TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL VALUE)      -1

     Total return = 6.6%
                                    1/5
             6.6% = (23,612/17,158)       -1


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FOR THE TEN YEAR PERIOD ENDED SEPTEMBER 30, 1997

CUMULATIVE TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT) -1


     Cumulative total return = 131.7%

             131.7% = (23,612/10,190) -1
                                                   1/n
TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL VALUE)      -1

     Total return = 8.8%
                                    1/10
             8.8% = (23,612/10,190)       -1

FOR THE PERIOD FROM DECEMBER 6, 1986 (COMMENCEMENT OF OPERATIONS)
     TO SEPTEMBER 30, 1997

CUMULATIVE TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT) -1
     OF $10,000

     Cumulative total return = 136.1%

             136.1% = (23,612/10,000) -1
                                                   1/n
TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT)         -1
     OF $10,000

     Total return = 8.3%
                                    1/10.8
             8.3% = (23,612/10,000)            -1